UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number,

including area code)

202 S. Dean St. Englewood, NJ 07631

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Registration Rights Agreement

Effective August 31, 2018 (the “Effective Date”), Jerrick Media Holdings, Inc. (the “Company”) consummated the initial closing (the “Initial Closing”) of a private placement offering of its securities of up to $5,000,000 (the “Offering”). In connection with the Initial Closing, the Company entered into definitive securities purchase agreements (the “Purchase Agreements”) with 37 accredited investors (the “Purchasers”) for aggregate gross proceeds of $1,011,498. Pursuant to the Purchase Agreement, the Purchasers purchased an aggregate of 4,045,996 shares of common stock at $0.25 per share and received warrants to purchase 4,045,996 shares of common stock at an exercise price of $0.30 per share (the “Purchaser Warrants”, collectively, the “Securities”). Additionally, the Purchasers may participate in a subsequent offering of the Company’s securities in an aggregate amount of up to 50% of the subsequent offering on the twenty-four (24) month anniversary of the close of the Third Closing (as defined in the Securities Purchase Agreement) of the Private Offering. Further, pursuant to the Purchase Agreements, the Company expects to have two additional closings within the next 180 days and has already received commitments for an additional $2,022,996 in capital, bringing the total dollar amount committed to the Offering in excess of $3,000,000.

The Purchaser Warrants are exercisable for a term of five years from the Initial Exercise Date (as defined in the Purchaser Warrants). The Purchase Agreements contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties.

In connection with the Private Offering, the Company will issue Chardan Capital Markets, LLC (the “Placement Agent”) 2,000,000 shares of Common Stock for services rendered as the Company’s placement agent in the Private Offering.

Registration Rights Agreement

In connection with the Purchase Agreement, on the Effective Date, the Company entered into the Registration Rights Agreement with the Purchasers. Pursuant to the Registrations Rights Agreement, the Company is obligated to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1 (the “Registration Statement”) covering the resale of all the Securities. The Company must cause the Registration Statement to be declared effective by the SEC by 120 days from date of first closing, 2018 (or in the event of a full review by the SEC, by 180 days from date of first closing, 2018). The Registration Rights Agreement contains customary representations, warranties, agreements and indemnification rights and obligations of the parties.

Letter Agreements for the Conversion of Debt and Preferred Stock

In connection with the Private Offering, the Company entered into those certain letter agreements (the “Debt Conversion Agreements”) with certain holders of its debt securities (the “Debt Holders”), for the conversion of an aggregate amount of $7,745,028 of the Company’s debt obligations into 38,725,151 shares of Common Stock at a conversion price equal to $0.20 per share. Additionally, as inducement to enter into the Debt Conversion Agreement, the Debt Holders were issued warrants to purchase 19,362,600 shares of Common Stock at an exercise price equal to $0.30 per share, expiring five years from the date of issuance (the “Incentive Debt Warrants”).

Concurrently with its entrance in the Debt Conversion Agreements, the Company entered into those letter agreements (the “Preferred Stock Conversion Agreements”) with certain holders (the “Preferred Holders”) of its Series A Cumulative Convertible Preferred Stock and Series B Cumulative Convertible Preferred Stock (the “collectively, the Preferred Stock”) whereby the Preferred Holders converted 38,512 shares of the Preferred Stock into an aggregate of 25,924,625 shares of Common Stock at conversion prices equal to $0.19683 per share and $0.164 per share.  As in an inducement to enter into the Preferred Stock Conversion Agreements, the Preferred Holders were issued warrants to purchase 12,962,326 shares of Common Stock at an exercise price equal to $0.30 per share, expiring five years from the date of issuance (the “Incentive Preferred Warrants”, and together with the Incentive Debt Warrants, the “Incentive Warrants”).

Lock-up Agreements

Commencing on the date hereof, the Company’s officers, directors and 10% shareholders entered into Lock-Up Agreements for a period of 365 days from the date the Registration Statement is declared effective by the SEC, prohibiting the sale or other transfer of all securities of the Company owned by them.

The foregoing descriptions of the Purchase Agreements, Purchaser Warrants, Registration Rights Agreement, Debt Conversion Agreements, Preferred Stock Conversion Agreements, Incentive Warrants and Lock-up Agreements do not purport to be complete and are subject to, and qualified in their entirety by such documents, copies of the forms of which are attached hereto as exhibits 4.1, 4.2, 10.1 10.2, 10.3,10.4,10.5, 10.6 and 10.7, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the securities whose information is set forth in Item 1.01 and this Item 3.02 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Exhibit

4.1*	Form of Purchaser Warrant

4.2*	Form of Incentive Warrant

10.1*	Form of Securities Purchase Agreement

10.2*	Form Registration Rights Agreement

10.3*	Form of Lock-Up Agreement

10.4*	Form of Series A Preferred Stock Conversion Letter Agreement

10.5*	Form of Series B Preferred Stock Conversion Letter Agreement

10.6*	Form of Convertible Note Conversion Letter Agreement

10.7*	Form of Promissory Note Conversion Letter Agreement

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: August 31, 2018	By:	/s/ Jeremy Frommer
Jeremy Frommer Chief Executive Officer

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